                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               ATMEL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                [GRAPHIC OMITTED]

                                ATMEL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 1997

      TO THE SHAREHOLDERS:

              NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ATMEL CORPORATION, a California corporation (the "Company"), will be held on Wednesday, April 30, 1997 at 2:00 p.m., local time, at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131, for the following purposes:

              1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.
              2. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the year ending December 31, 1997.
              3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

              The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

              Only shareholders of record at the close of business on March 7, 1997 are entitled to notice of and to vote at the meeting and any adjournment thereof.

              All shareholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder has returned a proxy.

                                                 FOR THE BOARD OF DIRECTORS



                                                 Mark A. Bertelsen
                                                 Secretary

      San Jose, California
      March 17, 1997

                                ATMEL CORPORATION

                                 PROXY STATEMENT
                               -------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of ATMEL CORPORATION (the "Company") for use at the Annual Meeting of Shareholders to be held Wednesday, April 30, 1997, at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131. When proxies are properly dated, executed, and returned, the shares they represent will be voted at the meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein, for ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's accountants for 1997 and, at the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

         These proxy solicitation materials and the Annual Report to Shareholders for the year ended December 31, 1996, including financial statements, were first mailed on or about March 17, 1997, to all shareholders entitled to vote at the meeting.

RECORD DATE AND VOTING SECURITIES

         Shareholders of record at the close of business on March 7, 1997, are entitled to notice of and to vote at the meeting. At the record date, 100,695,000 shares of the Company's Common Stock, no par value, were issued and outstanding. No shares of the Company's Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: Investor Relations, 2325 Orchard Parkway, San Jose, California 95131) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

         Each shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (five) multiplied by the number of shares held by such shareholder, or may distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes for any candidate unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible. See "Proposal 1-- Election of Directors."

         The Company will bear the entire cost of proxy solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy, and any additional materials furnished to shareholders. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or regular employees of the Company. No additional compensation will be paid for such services.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

         Proposals of shareholders which are intended to be presented by such shareholders at the Company's 1998 Annual Meeting must be received by the Company at its principal executive offices no later than November 14, 1997, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

NOMINEES

         A board of five (5) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below, all of whom are presently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

         The names of the nominees and certain information about them are set forth below:

                                                                                                                  DIRECTOR
 NAME OF NOMINEE                             AGE                     PRINCIPAL OCCUPATION                          SINCE
 ---------------                             ---                     --------------------                         --------
 George Perlegos                              47                     President, Chief                               1984
                                                                     Executive Officer and
                                                                     Chairman of the Board
                                                                     of the Company
 Gust Perlegos                                49                     Executive Vice                                 1985
                                                                     President,
                                                                     General Manager of the
                                                                     Company
 Tsung-Ching Wu                               46                     Executive Vice                                 1985
                                                                     President, Technology
                                                                     of the Company
 Norm Hall                                    43                     Managing Partner,                              1992
                                                                     Bentley Hall Von Gehr
                                                                     International
 T. Peter Thomas                              50                     General Partner,                               1987
                                                                     Institutional Venture
                                                                     Partners


         George Perlegos has served as President, Chief Executive Officer and Chairman of the Board of the Company from its inception in 1984. George Perlegos holds degrees in electrical engineering from San Jose State University (B.S.) and Stanford University (M.S.).

         Gust Perlegos has served as Vice President, General Manager and a director of the Company since January 1985 and as Executive Vice President since January 1996. Gust Perlegos holds degrees in electrical engineering from San Jose State University (B.S.), Stanford University (M.S.) and Santa Clara University (Ph.D.). Gust Perlegos is a brother of George Perlegos.

         Tsung-Ching Wu has served as a director of the Company since January 1985, as Vice President, Technology since January 1986 and as Executive Vice President since January 1996. Mr. Wu holds degrees in electrical engineering from the National Taiwan University (B.S.), the State University of New York at Stony Brook (M.S.) and the University of Pennsylvania (Ph.D.).

         Norm Hall has served as a director of the Company since August 1992. He is currently Managing Partner of Bentley Hall Von Gehr International, an investment banking firm, which position he has held since 1990. From 1988 to 1990, he worked for Berkeley International Capital Corporation, a venture capital firm, advising clients on mergers, acquisitions and financing. Prior to 1988, Mr. Hall worked at Intel Corporation as a Business Development Manager. Mr. Hall also serves as a director of Electronic Designs, Inc.

         T. Peter Thomas has served as a director of the Company since December 1987. Mr. Thomas is a general partner of Institutional Venture Management III, IV, V and VI, the general partners of Institutional Venture Partners III, IV, V and VI, respectively, all of which are venture capital funds. Mr. Thomas has held this position since November 1985. Mr. Thomas also serves as a director of Adaptive Solutions, Inc. and Telcom Semiconductor, Inc.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

         The five (5) nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under California law.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held a total of eleven (11) meetings during 1996. Each director attended at least 80% of the meetings of the Board of Directors and meetings of the committees, if any, upon which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee nor any committee performing similar functions.

         The Compensation Committee currently consists of directors Hall and Thomas, and met once during 1997. This Committee reviews and approves the Company's executive compensation policies, including the salaries and target bonuses of the Company's executive officers, and administers the Company's incentive stock plans.

         The Audit Committee currently consists of directors Hall and Thomas, and met twice during 1997. The Audit Committee recommends engagement of the Company's independent accountants, and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

 DIRECTOR COMPENSATION

         Directors are not compensated for service on the Board of Directors or any Committee thereof.

SECURITY OWNERSHIP

         The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of December 31, 1996 by (i) each beneficial owner of more than 5% of the Company's Common Stock, (ii) the Company's Chief Executive Officer and each of the four other most highly compensated executive officers (collectively, the "Named Officers"), (iii) each director and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.


                                                                                           APPROXIMATE
                                                        COMMON STOCK                         PERCENT
         BENEFICIAL OWNER                            BENEFICIALLY OWNED                 BENEFICIALLY OWNED
         ----------------                            -------------------                ------------------
FMR Corp. (1)                                                 11,376,282                     11.52%
George Perlegos (2)                                            8,116,025                      8.22%
Gust Perlegos (3)                                              3,664,481                      3.71%
Tsung-Ching Wu (4)                                             2,312,886                      2.34%
Kris Chellam (5)                                                 324,535                        *
Jack Peckham (6)                                                 349,457                        *
Norm Hall (7)                                                     30,000                        *
T. Peter Thomas (8)                                              256,808                        *
All directors and executive officers                          15,810,431                     16.01%
as a group (9 persons) (9)

------------------
  *      Less than one percent of the outstanding Common Stock.

  (1) The address for FMR Corp. ("FMR"), Edward C. Johnson 3d and Abigail P. Johnson is 82 Devonshire Street, Boston, Massachusetts 02109. Beneficial ownership is from Schedule 13G/A dated February 7, 1997, FMR, Edward C. Johnson 3d and Abigail P. Johnson share beneficial ownership and the power to dispose of these shares with Fidelity Management & Research Company ("Fidelity") as to 10,191,382 of such shares, with Fidelity Management Trust Company ("Trust") as to 1,040,500 of such shares and with Fidelity International Limited ("International") as to 144,400 of such shares. Fidelity serves as an investment adviser to a number of investment companies. FMR and Mr. Johnson have sole voting power with respect to 552,100 of the shares beneficially owned by the Trust and no direct voting power with respect to the remaining shares beneficially owned by their institutional accounts. Mr. Johnson and Ms. Johnson, together with family and trusts for their benefit, form a controlling group with respect to FMR.

 (2) The address for George Perlegos is 2325 Orchard Parkway, San Jose, California 95131.

(3) Includes 49,171 issuable under stock options exercisable within 60 days of December 31, 1996.

(4) Includes 82,004 issuable under stock options exercisable within 60 days of December 31, 1996.

(5) Includes 192,322 issuable under stock options exercisable within 60 days of December 31, 1996.

(6) Includes 20,004 issuable under stock options exercisable within 60 days of December 31, 1996.

(7) Includes 30,000 issuable under stock options exercisable within 60 days of December 31, 1996.

(8) Includes (i) 250,000 held by Institutional Venture Partners, (ii) 2,100 held by Mr. Thomas' wife in a rollover IRA, (iii) 2,000 held by Mr. Thomas individually, and (iv) 2,708 issuable under stock options to Mr. Thomas and exercisable within 60 days of December 31, 1996.

(9) Includes 502,442 issuable under stock options exercisable within 60 days of December 31, 1996.

EXECUTIVE COMPENSATION

           The following table sets forth all compensation received for services rendered to the Company in all capacities, for the three years ended December 31, 1996, by the Named Officers:

                           SUMMARY COMPENSATION TABLE



                                                                                                                    LONG-TERM
                                                                                                                  COMPENSATION
                                                                            ANNUAL COMPENSATION                      AWARDS
                                                                                                                    NUMBER OF
                                                                                                                      SHARES
                                                                                                                    UNDERLYING
NAME AND PRINCIPAL POSITION                             YEAR             SALARY ($)        BONUS ($)                  OPTIONS
---------------------------                             ----             ---------         ---------               -------------

George Perlegos                                         1996             276,419           195,900
   President and Chief                                  1995             241,614           161,924
   Executive Officer
                                                        1994             220,840           161,924

Gust Perlegos                                           1996             240,825           172,240
   Executive Vice President,                            1995             209,250           141,212                        80,000
   General Manager                                      1994             191,535           141,212

Tsung-Ching Wu                                          1996             215,826           155,340
   Executive Vice President,                            1995             187,786           128,700                        80,000
   Technology
                                                        1994             171,515           128,700

Kris Chellam                                            1996             200,005           145,200
  Vice President, Finance                               1995             171,708           121,544                        20,000
  an Administration and                                 1994             157,421           121,544                        32,000
   Chief Financial Officer

Jack Peckham                                            1996             194,610           135,028
   Vice President, General                              1995             174,752           108,664                        20,000
   Manager ASIC Operations                              1994             162,490           108,664                        40,000



OPTION GRANTS

         The following table sets forth certain information with respect to stock options granted to each of the Named Officers during the year ended December 31, 1996. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock.

                        OPTION GRANTS IN LAST FISCAL YEAR



                                                  INDIVIDUAL GRANTS
                          -------------------------------------------------------------------
                                               % OF                                                     POTENTIAL
                                               TOTAL                                                 REALIZABLE VALUE
                            NUMBER            OPTIONS                                               AT ASSUMED ANNUAL
                              OF              GRANTED                                                   RATES OF STOCK
                            SHARES                TO           EXERCISE                                    PRICE
                           UNDERLYING        EMPLOYEES          PRICE                                 APPRECIATION FOR
                            OPTIONS          IN FISCAL           PER            EXPIRATION              OPTION TERM
        NAME                GRANTED             YEAR            SHARE              DATE            5%               10%
        ----               ----------        ---------         --------         ----------         --               ---
George Perlegos               --                --                --                --             --               --

Gust Perlegos                 --                --                --                --             --               --

Tsung-Ching Wu                --                --                --                --             --               --

Kris Chellam                  --                --                --                --             --               --

Jack Peckham                  --                --                --                --             --               --




OPTION EXERCISES AND HOLDINGS

         The following table provides information with respect to option exercises in 1996 by the Named Officers and the value of such officers' unexercised options at December 31, 1996.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES



                                                      NUMBER OF SHARES                       VALUE OF UNEXERCISED
                      SHARES                       UNDERLYING UNEXERCISED                    IN-THE-MONEY OPTIONS
                     ACQUIRED                           OPTIONS AT                                   AT
                        ON         VALUE              FISCAL YEAR-END                        FISCAL YEAR-END (2)
NAME                 EXERCISE     REALIZED(1)     EXERCISABLE     UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
----                ---------     ----------      -----------     -------------      -----------     -------------
George Perlegos           --              --             --             --                   --               --

Gust Perlegos          62,823     $1,492,046         41,837         71,340           $1,022,184       $1,353,321

Tsung-Ching Wu         30,000        457,500         74,670         71,330            1,970,126        1,353,144

Kris Chellam           20,000        338,740        186,983         44,016            5,564,582          956,228

Jack Peckham           80,000      2,667,440         16,670         43,330              399,547          913,553

-----------------------

(1) Market value of underlying securities on date of exercise, minus the exercise price.

(2) Market value of unexercised options is based on the last reported sales price of the Company's Common Stock on the Nasdaq National Market of $33.125 per share on December 31, 1996 (the last trading day for fiscal
     1996), minus the exercise price.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors generally reviews and approves the Company's executive compensation policies, including the base salary levels and target incentives for executive officers of the Company at the beginning of each year, and approves the performance objectives of the Company's officers in their areas of responsibility. The Compensation Committee also administers the Company's stock plans, including its 1996 Stock Plan and the 1991 Employee Stock Purchase Plan. No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. Meetings of the Compensation Committee are also attended by George Perlegos, the Company's President and Chief Executive Officer, and Kris Chellam, the Company's Chief Financial Officer, who provide background and market information and make recommendations to the Compensation Committee on salary levels, officer performance objectives and corporate financial goals. However, such individuals are not entitled to vote on any actions taken by the Compensation Committee.

COMPENSATION POLICIES

         The Company's policy is that a substantial portion of each officer's annual compensation should be based upon the Company's financial performance. The Compensation Committee establishes the salary of each officer primarily by considering the salaries of officers in similar positions with ten comparably-sized companies in the semiconductor industry (the "Benchmark Group"). Such group is subject to change from year to year based on management's assessment of comparability. In setting base compensation, the Company strives to achieve compensation levels for each officer within 20% of the average salaries paid by the Benchmark Group. The Compensation Committee further adjusts the salaries of the Company's officers based on the Company's financial performance during the past year and on each officer's performance against the objectives related to his area of responsibility, which objectives were established at the beginning of the prior year. The base salary increases for the Company's executive officers in 1997 set forth in the Summary Compensation Table reflect the analysis by management and the Compensation Committee of the salary levels paid by members of Benchmark Group and the Company's performance in 1996.

         Under the Company's executive bonus plan, executive officers may receive a substantial percentage of their base salary in bonus payments, based on quarterly financial performance by the Company compared to pre-tax income targets established by the Board of Directors at the beginning of the year in connection with the adoption of the Company's operating plan.

         The Compensation Committee considers granting stock options to executive officers based upon a number of factors, including such officer's responsibilities and relative position in the Company, any changes in such officer's responsibility and position, and such officer's equity interest in the Company in the form of stock and options held by such individual, and the extent to which existing options remain unvested. All options are granted at the current market price of the Company's Common Stock on the date of grant and options generally vest over four years.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         The Compensation Committee uses the same factors and criteria described above for compensation decisions regarding the Chief Executive Officer. In particular, in 1996, Mr. Perlegos' compensation was well below the average compensation of chief executive officers in the Benchmark Group. Mr. Perlegos' bonus for 1996 was also determined under the Company's executive bonus plan.

      T. Peter Thomas,                           Norm Hall,
      Member, Compensation Committee             Member, Compensation Committee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of directors Hall and Thomas. During 1996, the Company paid Bentley Hall Von Gehr International approximately $110,000, in consideration for services rendered in advising the Company regarding financing, mergers and acquisitions. Mr. Hall, a director of the Company and member of the Compensation Committee, is Managing Partner of Bentley Hall Von Gehr International.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by the Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons that no filings were required for such persons, the Company believes that, during the year ended December 31, 1996, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with.


                                  PROPOSAL TWO

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Coopers & Lybrand L.L.P., independent accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 1997. Coopers & Lybrand L.L.P. has audited the Company's financial statements since the year ended 1985.

         Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they so desire. The Representatives are also expected to be available to respond to appropriate questions from the shareholders.

         The Board of Directors recommends a vote "FOR" ratification of the appointment of Coopers & Lybrand L.L.P. as independent accountants for the year ending December 31, 1997. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                           THE BOARD OF DIRECTORS





      Dated:  March 17, 1997

PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, for Atmel Corporation, Technology - 500 and the S&P 500 Index. The graph assumes that $100 was invested in the Company's Common Stock, Technology - 500 and the S&P 500 Index from the date of December 31, 1991 through the 1996 year end. Historic stock price performance is not necessarily indicative of future stock price performance.

                           TOTAL SHAREHOLDER RETURNS
                             (Dividends Reinvested)

                                            ANNUAL RETURN PERCENTAGE
                                                  YEARS ENDING

COMPANY/INDEX                   DEC92     DEC93     DEC94     DEC95     DEC96
------------------------------------------------------------------------------
ATMEL CORP                      84.50    111.43     93.51     33.58     48.04
*TECHNOLOGY-500                  4.13     23.01     16.55     44.04     41.87
S&P 500 INDEX                    7.62     10.08      1.32     37.58     22.96

                                                INDEXED RETURNS
                       BASE                       YEARS ENDING
                      PERIOD
COMPANY/INDEX         DEC91     DEC92     DEC93     DEC94     DEC95     DEC96
------------------------------------------------------------------------------
ATMEL CORP              100    184.50    390.09    754.84   1008.34   1492.79
*TECHNOLOGY-500         100    104.13    128.09    149.29    215.04    305.07
S&P 500 INDEX           100    107.62    118.46    120.03    165.13    203.05

*NAME CHANGED FROM HIGH TECH COMPOSITE

PROXY


                               ATMEL CORPORATION

                      1997 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 30, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of ATMEL CORPORATION, a California corporation, hereby acknowledges receipt of the 1997 Annual Report to Shareholders, and receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 17, 1997, and hereby appoints George Perlegos and Kris Chellam, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of ATMEL CORPORATION to be held on April 30, 1997 at 2:00 p.m., local time, at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131 and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE







                              FOLD AND DETACH HERE

                                                        Please mark
                                                        your votes as
                                                        indicated in
                                                        this example. [X]

1. ELECTION OF DIRECTORS
                                                FOR  WITHHELD
   Nominees: George Perlegos, Gust Perlegos,    [  ]   [  ]
             Tsung-Ching Wu, Norm Hall and
             T. Peter Thomas

   ------------------------------------------
   FOR all nominees except as noted above

                                                        FOR  AGAINST  WITHHELD
2. Proposal to ratify the appointment of Coopers &      [  ]   [  ]     [  ]
   Lybrand L.L.P. as the independent accountants of the Company for 1997.

   IN THEIR DISCRETION UPON SUCH OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OF POSTPONEMENT THEREOF.

   Mark here for address change and note at left.  [  ]

                     I PLAN TO ATTEND THE MEETING  [  ]


                       THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED FOR THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, FOR THE RATIFICA-TION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P., AS INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature(s)                                                    Date
            ----------------------------------------------------    ------------
(This proxy should be marked, dated and signed by the shareholder(s) exactly as such shareholder's name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                              FOLD AND DETACH HERE